Velocity Express Corporation 8-K

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF ___________

In re _Velocity Express Corporation	Case No. _09-13294
Reporting Period:_September 27, 2009 - October 24, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)
Copies of bank statements
Cash disbursements journals	MOR-1 (Cont)	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor	Date

_______________________________________
Signature of Joint Debtor	Date

_______________________________________
Signature of Authorized Individual*	Date

_______________________________________
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re__Velocity Express____________________________	Case No. ___09-13294_____________________________________
Debtor	Reporting Period: __September 27, 2009 - October 24, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	15,745,786.25				15,745,786.25	15,729,976.00	16,399,886.63	16,045,403.00
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (Transfer from Canadian sub)	32,313.21				32,313.21		32,313.21
TRANSFERS (FROM DIP ACCTS)	15,462,609.99				15,462,609.99	1,126,545.00	15,628,060.29	1,371,477.00

TOTAL RECEIPTS	31,240,709.45				31,240,709.45	16,856,521.00	32,060,260.13	17,416,880.00

DISBURSEMENTS
NET PAYROLL		2,332,022.11			2,332,022.11	2,591,109.00	2,421,301.11	2,642,745.00
PAYROLL TAXES	842,016.91				842,016.91	845,408.00	842,016.91	845,408.00
SALES, USE, & OTHER TAXES	34,733.10				34,733.10		42,679.00
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE	1,000,335.80				1,000,335.80	531,483.00	1,212,150.54	821,385.00
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)	2,677,277.82			9,171,513.07	11,848,790.89	12,239,482.00	13,563,266.51	12,409,186.00

OWNER DRAW
TRANSFERS (TO DIP ACCTS)	15,501,713.98				15,501,713.98	69,040.00	15,867,434.92	71,489.00

PROFESSIONAL FEES						580,000.00		626,667.00
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	20,056,077.61	2,332,022.11	-	9,171,513.07	31,559,612.79	16,856,522.00	33,948,848.99	17,416,880.00

NET CASH FLOW	11,184,631.84	-2,332,022.11	0.00	-9,171,513.07	-318,903.34	-1.00	-1,888,588.86	0.00
(RECEIPTS LESS DISBURSEMENTS)

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		31,559,612.79
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		15,501,713.98
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		16,057,898.81

MOR 1

In re__Velocity Express____________________________
Case No. ___09-13294_____________________________________
Reporting Period: __September 27, 2009 - October 24, 2009

VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF OPERATIONS
Month Ended October 24, 2009
(Unaudited)
(Amounts in thousands)

Month Ended
October 24, 2009

Revenue	$14,619

Cost of services	10,578
Depreciation	211
Gross profit	3,830

Operating expenses:
Occupancy	1,083
Selling, general and administrative	3,005
Restructuring and Reorganization costs	1,712
Depreciation and amortization	241

Total operating expenses	6,042

Loss from operations	(2,212)

Other income (expense):
Interest expense, net	(3,631)

Loss before income taxes	(5,843)

Income taxes	-

Net loss	$(5,843)

MOR 2

In re__Velocity Express____________________________
Case No. ___09-13294_____________________________________
Reporting Period: __September 27, 2009 - October 24, 2009

VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
CONDENSED BALANCE SHEET
(Unaudited)
(Amounts in thousands)

October 24,
2009

ASSETS

Current assets:
Cash	$951
Accounts receivable, net of allowance of $520	15,280
Accounts receivable - other	1,717
Prepaid workers' compensation and auto liability insurance	357
Other prepaid expenses and other current assets	1,810

Total current assets	20,115

Property and equipment, net	6,448

Goodwill	35,138
Intangible assets, net	18,489
Deferred financing costs, net	1,464
Other assets	6,437

Total assets	$88,091

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Trade accounts payable	$24,959
Accrued wages and benefits	2,676
Accrued legal and claims	847
Accrued insurance and claims	2,938
Accrued interest	11,396
Other accrued liabilities	2,611
Revolving line of credit	8,046
Current portion of long-term debt	1,495

Total current liabilities	54,968

Long-term debt, less current portion	90,391
Accrued insurance and claims	780
Other long-term liabilities	1,640

Commitments and contingencies

Total shareholders' deficit	(59,689)

Total liabilities and shareholders' deficit	$88,091

MOR 3

Post Petition
Description	Liabilities

Current Portion - Cap Lse-Pmt	758,488.80
758,488.80
Chase - AP Outstanding Checks	893,318.91
Chase - IC Pay Outstanding	4,400,810.05
Chase - Clayton IC Pay	71,239.83
IC Payables-System	2,504,730.27
AP-System	772,644.16
AP-Manual Accruals	1,285,141.41
9,927,884.63
Accrued Payroll Expense	1,548,962.62
Chase - Payroll Outstanding	145,792.28
Accrued Commissions	77,515.00
Accrued Vacation Pay	7,957.87
Accrued FICA Tax	202,232.36
Accr Fed Unemployment Tax	1,047.51
Accr State & Local Unemploymen	12,983.23
Accrued Withholding - SDI	2,310.48
Flexible Spending HSA	34,762.81
Accrued Local Withholding	12,278.22
401A Withholding	53,922.31
Garnishment Payable	23,817.43
2,123,582.12
Accrued Sales Tax	6,066.45
Accrued Taxes - Other
6,066.45

Accrued Interest	1,507,338.60
1,507,338.60
Accrued Cargo Claims	16,996.67
IC driver deductions - Other	62.00
Accrued IC Medical Insurance	9,360.02
Accrued Benefits	110,000.00
IC Occ Accid Injury Plan	187,642.00
Accrued Insurance, Captive	93,225.33
417,286.02
Accrued Legal Fees	320.00
320.00
Accrued Liabilities	-
Accrued Rent	14,750.63

14,750.63

14,755,717.25

Revolving Line of Credit	8,045,739.10
8,045,739.10

Cap Lease Oblig-Copiers/Furn	384,448.39
384,448.39
Other Long-Term Liabilities	178.18
178.18
8,430,365.67

23,186,082.92

MOR 4

In re__Velocity Express____________________________	Case No. _______________________	Case No. ___09-13294____________________________
Debtor	Reporting Period:__________________	Reporting Period: __September 27, 2009 - October 24, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		15,903,394.74
+ Amounts billed during the period		15,966,061.15
- Amounts collected during the period		(15,422,407.97)
- Credit memos		(351,212.94)
+ finance charges		11,398.49
Total Accounts Receivable at the end of the reporting period		16,107,233.47

Accounts Receivable Aging		Amount
0 - 30 days old		14,310,607.08
31 - 60 days old		1,241,301.36
61 - 90 days old		292,677.50
91+ days old		262,647.53
Total Accounts Receivable		16,107,233.47
Amount considered uncollectible (Bad Debt)		(520,423.83)
Accounts Receivable (Net)		15,586,809.64

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Funds are disbursed from disbursement accounts which are funded by the debtor in possession account

MOR 5